Exhibit 10.12.1 NON-QUALIFIED DEFERRED COMPENSATION PLAN FOR DIRECTORS (As Restated Effective January 1, 2018) ADOPTION AGREEMENT (Updated Form January 1, 2020) This Adoption Agreement is the companion document that allows a corporation to sponsor and adopt the Virginia Bankers Association Model Non-Qualified Deferred Compensation Plan for Directors (the “Plan”). Each Corporation named below hereby adopts the Plan through this Adoption Agreement (the “Adoption Agreement”), to be effective as of the date(s) specified below, and elects the following specifications and provides the following information relating thereto. In completing this Adoption Agreement, if additional space is required, insert additional sheets. Adoption Agreement Contents Page Option 1 Corporation(s) Adopting Plan ............................................................................................... 1 Option 2 General Plan Information ...................................................................................................... 1 Option 3 Status of Plan and Effective Date(s) ..................................................................................... 2 Option 4 Definitions and Other Optional Provisions ........................................................................... 3 Option 5 Time and Form of Payments ................................................................................................. 5 Option 6 Hardship Withdrawals .......................................................................................................... 7 Option 7 Participant Deemed Investment Direction ............................................................................ 7 1. CORPORATION(S) ADOPTING PLAN. (a) Name of Plan Sponsor: Carter Bank & Trust (b) Plan Sponsor’s Telephone Number: 276-629-3331 (c) Address of Plan Sponsor: 9112 Virginia Avenue Bassett, VA 24055-4859 (d) Plan Sponsor’s EIN: 20-5539935 (e) Plan Sponsor’s Tax Year End: 12/31 (f) Other Participating Corporations Adopting the Plan: (1) All Affiliates are automatically participating Corporations in the Plan, except for the following: ______________________________________________________________________________________ ____________________________________________________________________________________. (2) Each participating Corporation is listed individually on the attachment captioned “List of Participating Corporations,” which shall be updated as needed from time to time in compliance with ARTICLE XIII of the basic plan document. 2. GENERAL PLAN INFORMATION. (a) Name of Plan: Carter Bank & Trust Nonqualified Deferred Compensation Plan (b) Name, Address and EIN of Plan Administrator(s): [If other than Plan Sponsor, appointment must be by resolution]

2 3. STATUS OF PLAN AND EFFECTIVE DATE(S). (a) Effective Date of Plan: The Effective Date of the Plan is October 1 , 2020 . (b) Plan Status. The adoption of the Plan through this Adoption Agreement is: (1) Initial Establishment. The initial adoption and establishment of the Plan. (2) Restated Plan. An amendment and restatement of the Plan (a Restated Plan). (A) Effective Date of this Restatement. The Effective Date of this Restatement is January 1, 2022. (B) Prior Plan. The Plan was last maintained under document dated , _____ and was known as the . (C) 409A Transitional Provisions (grandfathering election): Election NOT to Grandfather Pre-January 1, 2005 Vested Balances. If this Option is elected, all Deferral Accounts shall be subject to the rules set forth in the post-December 31, 2004 restatements. If the Option is not elected, the Deferral Accounts attributable to transfers from predecessor plans prior to December 31, 2004 and contributions that are vested as of December 31, 2004 shall be segregated from the Deferral Accounts attributable to contributions that are not vested as of December 31, 2004 and to contributions and transfers made on and after January 1, 2005. The terms of the Plan in effect on and after January 1, 2005 shall only apply to transfers and contributions that are not vested as of December 31, 2004 and to contributions and transfers made on and after January 1, 2005. (3) Special or Other Transitional Provisions. [Use attachment if additional space is needed] [Enter any special provisions including alternate definitions or other transitional provisions relating to any Predecessor Plan Account and the Plan as restated]

3 4. DEFINITIONS AND OTHER OPTIONAL PROVISIONS. (a) Compensation Paragraph 1.10 Compensation is used throughout the basic plan document for different purposes. The following specific rules apply. (1) General Definition. The Compensation definition in paragraph 1.10 of the basic plan document is modified as follows: (A) Retainer. Retainer is more specifically defined to mean: (B) Fees. Fees is more specifically defined to mean: (2) Specific Definitions. When used with respect to Deferral Contributions under the Plan, Compensation shall include: [Check one] (A) Retainer. (B) Fees. (C) Retainers and Fees. (b) Eligible Director Eligible Director shall mean only the following: Paragraph 1.19 (1) All Directors. Any individual serving as a Director of the Corporation. (2) All Non-Employee Directors. Any individual serving as a Director of the Corporation, except Directors who are also common law employees of the Corporation. (3) Determination by Board. Any individual who is designated as an Eligible Director by resolution of the Plan Sponsor’s Corporation’s Board. A copy of the resolution shall be attached to and incorporated by reference into the Plan. (c) Plan Year Paragraph 1.24 In the case of a Restated Plan, which prior to the Effective Date of this Restatement was maintained on the basis of a Plan Year beginning on a date other than January 1, the Plan Year shall begin on , ____ and end on , ______, with the short Plan Year beginning on , _______ and ending on December 31, ________. Thereafter, the Plan Year shall be the 12-month period beginning each January 1.

4 (d) Effective Date of Coverage The effective date of coverage for an Eligible Director shall be [Check one] Paragraph 2.1 (1) Immediate. The first day of the first payroll period beginning on or after the date the individual became an Eligible Director. (2) Monthly. The first day of the first payroll period beginning on or after the first day of _________ [Complete with 1st, 2nd, or other] month next following the date the individual became an Eligible Director. (3) Semi-Annually. The first day of the Plan Year or the first day of the seventh month of the Plan Year on or next following the date the individual became an Eligible Director. (4) Annually. The first day of the Plan Year on or next following the date the individual became an Eligible Director. (e) Cancellation of Deferred Compensation Election For Disability Paragraph 3.5 If this Option is elected, the Plan Sponsor: (1) Mandatory Cancellation. Will cancel the Deferred Compensation Election of an Eligible Director who experiences a Disability as defined in subparagraph 3.5(b). (2) Optional Cancellation. May permit an Eligible Director who experiences a Disability as defined in subparagraph 3.5(b) to cancel his Deferred Compensation Election. If this Option is not selected, no cancellation will be required or permitted upon the occurrence of a Disability. (f) Rules Relating to Final Check of Year If this Option is elected, Compensation payable after the last day of the calendar year solely for services performed during the final payroll period which contains the last day of the year will be treated as Compensation for services performed in the taxable year in which the payroll period began. If this Option is not elected, Compensation payable after the last day of the calendar year solely for services performed during the final payroll period which contains the last day of the year will be treated as Compensation for services performed in the subsequent taxable year in which the payment is made. Any change in election relating to the final check of the Participant’s taxable year may not be effective for 12 months from the date the amendment is adopted and executed.

5 5. TIME AND FORM OF PAYMENTS. (a) Benefit Commencement Date Paragraph 7.1 Benefit Commencement Date shall mean the first day of the calendar quarter coinciding with or next following the designated time or event as follows: [Check one, and complete where applicable] (1) Selected By Plan Sponsor. The Plan Sponsor hereby selects payment commencement on the Participant’s Separation from Service as a Director of the Corporation for whatever reason. If elected here , the Plan Sponsor elects for payment to be accelerated upon a Change in Control, but only with respect to contributions made after this Adoption Agreement is executed, unless the Plan Sponsor previously made such an election under Option 3(b)(3). (2) Selected By Participant. The date selected by the Participant in accordance with the following: [Select options to be available to Participant] (A) The Participant’s Separation from Service as a Director (for reasons other than death). (B) A date certain stated clearly in the Participant’s Deferred Compensation Election form which shall be without regard to when service as a Director ends. (D) The earlier of a date certain or Separation from Service as a Director (for reasons other than death). (E) Change in Control. The Participant may elect to have payment accelerated upon a Change in Control. (b) Form of Payment to Participant The form of payment to the Participant will be determined as follows: Paragraph 7.2 [Check one, and complete where applicable] (1) Selected By Plan Sponsor. The Plan Sponsor selects the following form of payment: [Select One] (A) Lump Sum. Deferral Benefits will be paid to the Participant in a single, lump-sum payment. (B) Periodic Installments. Deferral Benefits will be paid to the Participant in annual periodic installment payments made over the following period: [Select One] (i) Five (5) years.

6 (ii) Ten (10) years. (iii) Fifteen (15) years. (iv) Twenty (20) years. (2) Selected By Participant. The Participant may elect from among the following forms of payment [Select options to be available to Participants] (A) Lump Sum. Deferral Benefits may be paid to the Participant in a single, lump-sum payment. (B) Periodic Installments. Deferral Benefits may be paid to the Participant in annual periodic installment payments made over the following period: (i) Five (5) years. (ii) Ten (10) years. (iii) Fifteen (15) years. (iv) Twenty (20) years. (c) Form of Payment to Beneficiary The form of payment to the Beneficiary will be determined as follows: Paragraph 7.2 [Check one, and complete where applicable] (1) Selected By Plan Sponsor. The Plan Sponsor selects the following form of payment to the Beneficiary: [Select One] (A) Lump Sum. Deferral Benefits will be paid to the Beneficiary in a single, lump-sum payment. (B) Periodic Installments. Deferral Benefits will be paid to the Beneficiary in annual periodic installment payments made over the following period: [Select One] (i) Five (5) years. (ii) Ten (10) years. (iii) Fifteen (15) years. (iv) Twenty (20) years. (2) Selected By Participant. The Participant may elect the form of payment to the Beneficiary from among the following forms of payment [Select options to be available to Participants] (A) Lump Sum. Deferral Benefits may be paid to the Beneficiary in a single, lump-sum payment.

7 (B) Periodic Installments. Deferral Benefits may be paid to the Beneficiary in annual periodic installment payments made over the following periods: (i) Five (5) years. (ii) Ten (10) years. (iii) Fifteen (15) years. (iv) Twenty (20) years. 6. HARDSHIP WITHDRAWALS. (a) Availability Generally A Participant [Check one] Paragraph 8.1 (1) Not Permitted. May not make Hardship Withdrawals. (2) Permitted. May make a Hardship Withdrawal for an Unforeseeable Emergency. 7. PARTICIPANT DEEMED INVESTMENT DIRECTION. (a) Availability Generally A Participant [Check one] Paragraph 4.2 (1) Not Permitted. May not make deemed investment directions. (2) Permitted. May make deemed investment directions for his Deferral Account. (b) Permissible Investments Unless the Plan Sponsor elects a different option below, a Participant’s Deferral Account may be invested in the investment funds which are designed to mirror the investment options available under the VBA Plan as adopted by the Plan Sponsor, to the extent legally practical, with alternate funds designated where collective investment funds may not be offered under a nonqualified plan. (1) VBA Plan Plus Company Stock. In addition to the funds available under the VBA Plan, a Company Stock Fund will also be available for directed investment. (2) VBA Plan Without Company Stock. Regardless of whether a Company Stock Fund is available under the VBA Plan, no Company Stock Fund will be available for directed investment. (3) Company Stock Only. In lieu of the funds available under the VBA Plan, a Company Stock Fund will be the only fund available for directed investment.

8 IN WITNESS WHEREOF, each Corporation, by its duly authorized representatives, has executed this Adoption Agreement this 26 day of October, 2021 . Carter Bank & Trust [Enter Name of Plan Sponsor] By /s/ Bradford Langs Its President and Chief Strategy Officer [SEAL] ATTEST: Its Carter Bank & Trust [Enter Name of Corporation] By /s/ Paul Carney Its Chief Human Resources Officer [SEAL] ATTEST: Its [Enter Name of Corporation] By Its [SEAL] ATTEST: Its